UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest reported event): February 14, 2006

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        0-23044                93-0976127
(State or Other Jurisdiction of        (Commission             (IRS Employer
       Incorporation)                  File Number)         Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                            60069
      (Address of Principal                                      (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our recently filed registration statements on Form S-1. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (a) On February 14, 2006, James D. Dondero tendered his resignation from the Board of Directors of Motient Corporation, effective immediately.

          Mr. Dondero's resignation was due to a disagreement with Motient Corporation. Mr. Dondero states that he resigned because he has "lost confidence in current management and the other members of the Board of Directors of Motient Corporation." Mr. Dondero also states that he believes "that the actions being taken by management and other members of the Board do not serve the best interests of all stockholders." Mr. Dondero furnished Motient Corporation with a letter concerning the circumstances surrounding his resignation, a copy of which is attached as Exhibit 17.1 hereto.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOTIENT CORPORATION



                                        By: /s/ Robert Macklin
                                            ------------------------------
                                             Robert Macklin
                                             Vice President, Secretary and
                                             General Counsel

Date:  February 21, 2006